Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Note 12 — INCOME TAXES
Income from continuing operations, before income taxes is summarized below based on the geographic location of the operation to which such earnings are attributable.

Income from continuing operations, before income taxes consists of the following:

(In millions)	2018	2017	2016
Domestic	$4.1	$18.0	$44.1
Foreign	97.7	93.9	85.5
Income from continuing operations, before income taxes	$101.8	$111.9	$129.6

A summary of income tax expense from continuing operations is as follows:

(In millions)	2018	2017	2016
Current income tax expense (benefit):
Domestic - GILTI and U.S. tax reform transition tax	$5.0	$19.9	$—
Domestic - other	(5.4)	(41.4)	(0.6)
Foreign	22.0	23.9	19.3
Total current income tax expense	$21.6	$2.4	$18.7
Deferred income tax (benefit) expense:
Domestic - U.S. tax reform, tax effect on net deferred tax liabilities	$(6.8)	$(20.1)	$—
Domestic - other	17.9	26.4	4.6
Foreign	(18.3)	(7.9)	5.0
Total deferred income tax (benefit) expense	$(7.2)	$(1.6)	$9.6
Total income tax expense	$14.4	$0.8	$28.3

The Tax Cuts and Jobs Act (TCJA) was enacted on December 22, 2017. Among other things, effective in 2018, the TCJA reduced the US federal corporate tax rate from 35% to 21%, exempts from U.S. federal income taxation dividends from certain foreign corporations to their U.S. shareholders, eliminates or reduces the effect of various federal tax deductions and creates new taxes on certain outbound payments and future foreign earnings generated after 2017. The TCJA required U.S. companies to pay a one-time transition tax on earnings of foreign corporate subsidiaries that were at least ten-percent owned by such U.S. companies and that were previously deferred from U.S. taxation.
As of December 31, 2018, we had completed our accounting for the tax effects of the enactment of the TCJA. In compliance with the one-year measurement period of the SEC's Staff Accounting Bulletin 118 (SAB 118) (issued December 22, 2017), we have finalized the effects of the TCJA on our existing deferred income tax balances, the one-time transition tax and, as discussed below, the impact the TCJA had on our indefinite reinvestment assertion pursuant to Accounting Principles Board 23 (APB 23). These finalized effects are included as components of income tax expense from continuing operations and are noted in the following tabular reconciliation.
As of December 31, 2018, we had completed our analysis with respect to the impact of the TCJA on our continuing assertion that our foreign earnings are indefinitely reinvested pursuant to APB 23 of Accounting Standards Codification 740-30 (ASC 740-30). APB 23 provides guidance that US companies do not need to recognize tax effects on foreign earnings that are indefinitely reinvested. Our assertion has changed with respect to certain earnings of foreign affiliates in certain countries, which resulted in a recognition of tax liabilities. As of December 31, 2018, and noted in the Repatriation of certain foreign earnings from prior and current periods line in the following tabular reconciliation, we recognized an impact of 7.5% to our provision from a decision to repatriate prior year earnings after completing our analysis with respect to the TCJA and 1.9% pertaining to our decision to repatriate certain current year earnings. The rest of our foreign earnings are indefinitely reinvested pursuant to APB 23 and our policy. No deferred income taxes were recorded on outside basis differences as it was not practicable to determine the provision impact, if any, due to the complexities associated with this calculation.
We elected to recognize the resulting tax on the global intangible low-taxed income (GILTI) as a period expense in the period the tax is incurred.
A reconciliation of the applicable U.S. federal statutory tax rate to the consolidated effective income tax rate from continuing operations along with a description of significant or unusual reconciling items is included below.

	2018	2017	2016
Federal statutory income tax rate	21.0%	35.0%	35.0%

Foreign tax rate differential:
Asia	0.4	(2.2)	(2.1)
Europe	(11.6)	(16.2)	(4.8)
Canada and Mexico	(0.9)	(1.6)	(2.2)
Total foreign tax rate differential:	(12.1)	(20.0)	(9.1)

State and local tax, net	2.3	0.2	1.6
Tax on GILTI	3.3	—	—
Repatriation on certain foreign earnings from prior and current periods	9.4	0.8	—
Tax benefits on certain foreign investments	—	(12.8)	(3.3)
Domestic production activities deduction	(1.1)	(2.4)	(0.6)
Amended prior period tax returns and corresponding favorable audit adjustments	—	(6.8)	(2.3)
Net impact of uncertain tax positions	(0.6)	4.8	(1.0)
Changes in valuation allowances	(3.4)	1.4	0.6
U.S. tax reform, transition tax	2.1	17.8	—
U.S. tax reform, tax effect on net deferred tax liabilities	(5.4)	(18.0)	—
Other	(1.4)	0.7	0.9
Effective income tax rate	14.1%	0.7%	21.8%

The effective tax rates for all periods differed from the applicable U.S. federal statutory tax rate as a result of permanent items, state and local income taxes, differences in foreign tax rates and certain unusual items. Permanent items primarily consist of income or expense not taxable or deductible. Significant or unusual items impacting the effective income tax rate are described below.
2018 Significant items
The increase in the Repatriation on certain foreign earnings from prior and current periods line item resulted from a decision to repatriate certain foreign earnings from current and prior periods.
The benefit reflected in the Changes in valuation allowances line resulted from the realizability of a deferred tax asset for one of our foreign entities.
2017 Significant items
The increase in the Foreign tax rate differential line item in the table above, compared to 2016, primarily related to a European legal entity realignment.
Tax benefits on certain foreign investments decreased the effective tax rate by 12.8% ($14.3 million) related to distributions from foreign subsidiaries with net foreign tax credits.

Components of our deferred tax assets (liabilities) as of December 31, 2018 and 2017 were as follows:

(In millions)	2018	2017
Deferred tax assets:
Pension and other post-retirement benefits	$7.6	$7.3
Employment costs	20.1	22.0
Environmental reserves	28.2	28.8
Net operating loss carryforwards	48.8	42.1
Other, net	39.8	19.5
Gross deferred tax assets	$144.5	$119.7
Valuation allowances	(15.2)	(21.4)
Total deferred tax assets, net of valuation allowances	$129.3	$98.3

Deferred tax liabilities:
Property, plant and equipment	$(33.9)	$(20.2)
Goodwill and intangibles	(101.5)	(98.7)
Other, net	(14.2)	(0.8)
Total deferred tax liabilities	$(149.6)	$(119.7)

Net deferred tax (liabilities) assets	$(20.3)	$(21.4)

Consolidated Balance Sheets:
Non-current deferred income tax assets	$48.8	$18.3
Non-current deferred income tax liabilities	$(69.1)	$(39.7)

As of December 31, 2018, we had gross state net operating loss carryforwards of $151.7 million that expire between 2019 and 2033. Various foreign subsidiaries have gross net operating loss carryforwards totaling $151.2 million that expire between 2019 and 2037 with limited exceptions that have indefinite carryforward periods. Total tax valuation allowances decreased $6.2 million from the prior year primarily due to the ability to realize net operating loss carryforwards at a certain foreign entity based on expected future profitability. We have provided valuation allowances of $15.1 million against certain foreign and state net operating loss carryforwards that are expected to expire prior to utilization.
We decided to repatriate certain current and prior year foreign earnings, which we have received in 2018 or will receive in the future, for which the provision impact (9.4%) has been included in the tabular rate reconciliation and in Other, net deferred tax liabilities ($6.8 million) above. No provision has been made for income taxes on the undistributed earnings of certain consolidated non-U.S. subsidiaries, primarily in Europe, of approximately $350 million as of December 31, 2018 as these amounts, consistent with our policy, continue to be indefinitely reinvested.
We made worldwide income tax payments of $40.5 million and received refunds of $29.9 million in 2018. We made worldwide income tax payments of $51.1 million and $45.1 million in 2017 and 2016, respectively, and received refunds of $6.7 million and $2.4 million in 2017 and 2016, respectively.
The Company records provisions for uncertain tax positions in accordance with ASC Topic 740, Income Taxes. A reconciliation of unrecognized tax benefits is as follows:

	Unrecognized Tax Benefits
(In millions)	2018	2017	2016
Balance as of January 1,	$17.8	$7.1	$9.8
Increases as a result of positions taken during current year	1.3	9.2	0.3
Increases as a result of positions taken for prior years	1.1	1.8	0.8
Balance related to acquired businesses	—	—	—
Reductions for tax positions of prior years	(2.6)	(0.3)	—
Decreases as a result of lapse of statute of limitations	(0.2)	—	(3.8)
Decreases relating to settlements with taxing authorities	(0.5)	—	—
Other, net	(0.5)	—	—
Balance as of December 31,	$16.4	$17.8	$7.1
We recognize interest and penalties related to uncertain tax positions in the provision for income taxes. As of December 31, 2018 and 2017, we had $2.5 million and $2.6 million accrued for interest and penalties, respectively.
Although the timing and outcome of tax settlements are uncertain, it is reasonably possible that during the next twelve months a reduction in unrecognized tax benefits may occur up to $1.0 million based on the outcome of tax examinations and the expiration of statutes of limitations.
If all unrecognized tax benefits were recognized, the net impact on the provision for income tax expense would be a benefit of $10.6 million.
The Company is currently being audited by federal, state and foreign taxing jurisdictions. With the exception of amended tax returns for 2004 to 2012, which are limited in scope to foreign tax credits, we are no longer subject to U.S. federal income tax examinations for periods preceding 2013. With limited exceptions, we are no longer subject to state tax and foreign tax examinations for periods preceding 2013.
For the income tax benefit associated with the July 19, 2017 sale of DSS, refer to Note 3, Discontinued Operations.